UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 30, 2012

VOYAGER OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Montana	0-50848	77-0639000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2718 Montana Ave., Suite 220
Billings, MT 59101

(Address of principal executive offices, including zip code)

(406) 245-4902

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On January 30, 2012, Voyager Oil & Gas, Inc. (the “Company”) issued a press release announcing its results of operations for the year ended December 31, 2011.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished as part of this current report on Form 8-K:

	99.1	Press Release dated January 30, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

VOYAGER OIL & GAS, INC.

Date: February 2, 2012	By:	/s/ Mitchell R. Thompson
Mitchell R. Thompson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	ITEM

99.1	Press Release dated January 30, 2012